UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Spherix Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

12051 Indian Creek Court

Beltsville, Maryland  20705

Notice of Annual Meeting of Stockholders
to be held on May 12, 2005
and Proxy Statement

The Annual Meeting of Stockholders of Spherix® Incorporated (the “Company”) will be held at the Company’s headquarters, 12051 Indian Creek Court, Beltsville, Maryland 20705, on May 12, 2005, at 2:00 p.m., Eastern Daylight Time.

The items of business are:

(1)       Election of eight (8) Directors.

(2)       Ratification of the appointment of the independent accountants.

(3)       Proposal to amend and restate the 1997 stock option plan.

(4)       Proposal to establish a wholly-owned subsidiary for InfoSpherix.

(5)       Transaction of other business that may properly come before the Meeting.

These items are more fully described in the following pages, which are hereby made part of this Notice.

The Company’s Proxy Statement, Proxy Card, and Annual Report on Form 10-K accompany this Notice.

Pursuant to the Bylaws of the Company, the Board of Directors has fixed the close of business on March 14, 2005 as the Record Date for determination of Stockholders entitled to Notice and to vote at the Annual Meeting and any adjournment thereof.  Only Common Stockholders of record on the date so fixed are entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS

Katherine M. Brailer, Corporate Secretary

PLEASE EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  IF YOU DO ATTEND THE MEETING AND VOTE PERSONALLY, YOUR PROXY WILL AUTOMATICALLY BE REVOKED AT THAT TIME.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

May 12, 2005

This Proxy Statement is being mailed on or about April 11, 2005, with the solicitation of Proxies in the accompanying form by the Board of Directors of Spherix® Incorporated, a Delaware corporation.  The Annual Meeting of its Stockholders will be held May 12, 2005, at 2:00 p.m. E.D.T., at the Company’s headquarters, 12051 Indian Creek Court, Beltsville, Maryland 20705.  The cost of solicitation of Proxies will be borne by the Company.  The Company will reimburse brokers, banks, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending Company-supplied Proxy materials to the beneficial owners of the Common Stock.  In addition to solicitations by mail, Directors, Officers and employees of the Company may solicit Proxies personally or by telegraph or telephone without additional compensation.

All shares represented by Proxy will be voted at the Annual Meeting in accordance with the choices specified on the Proxy, and where no choice is specified, in accordance with the recommendations of the Board of Directors.  Thus, where no choice is specified, the Proxies will be voted for the election of Directors, for ratification of the appointment of independent accountants, for the proposal to amend and restate the 1997 stock option plan, and for the proposal to establish a wholly-owned subsidiary for InfoSpherix.  A Stockholder giving a Proxy will have the power to revoke it at any time before it is exercised.  A Proxy will be revoked automatically if the Stockholder who executed it is present at the Annual Meeting and elects to vote in person.

Each Stockholder will be entitled to one vote for each share of Common Stock $.005 par value per share (“Common Stock”) held by the Stockholder at the close of business on March 14, 2005.  At that time, there were                                                    shares of Common Stock outstanding.

In accordance with the laws of the State of Delaware and the Company’s Certificate of Incorporation and By-Laws, a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting.  Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum for the transaction of business.  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Abstentions and broker non-votes are not counted for purposes of the election of Directors.  An abstention will be counted as a vote against the approval of any other matter to come before the Annual Meeting.  Broker non-votes will not be voted for any other matter scheduled to come before the Annual Meeting.

It is anticipated that the Directors and Officers will vote their shares of Common Stock in favor of the Nominees for election to the Board of Directors listed herein, for ratification of the appointment of independent accountants, for the proposal to amend and restate the 1997 stock option plan, and for the proposal to establish a wholly-owned subsidiary for InfoSpherix listed herein.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting of Stockholders or, upon resignation or inability to serve, until their respective successors are duly appointed for the remainder of the year.  The Bylaws of the Company authorize up to eleven (11) Directors.  However, the Nominating Committee believes it is not presently necessary or cost effective to fill all Board positions.  Unless otherwise instructed, the persons named in the accompanying Proxy intend to vote the Shares represented by the Proxy FOR the election of the eight (8) Nominees listed below.  Although it is not contemplated that any Nominee will decline or be unable to serve as a Director, in such event, Proxies will be voted by the Proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of Directors to be elected.  Election of a Board of Directors requires a plurality of the votes cast at the Meeting.

The current Board of Directors are Dr. Lionel V. Baldwin, Mr. Douglas T. Brown, Mr. A. Paul Cox, Jr., Mr. George C. Creel, Dr. Gilbert V. Levin, Mrs. M. Karen Levin, and Dr. Robert J. Vander Zanden.  The Board of Directors has determined that a majority of its members, being Messrs. Baldwin, Brown, Cox, Creel, and Vander Zanden, are independent Directors within the meaning of the applicable NASD rules.

The following table sets forth the Nominees for Membership on the 2005-2006 Spherix Board of Directors.  It also provides certain information about the Nominees as of March 14, 2005.

Nominees for Election to Board of Directors

Name	Age	Position	Director Since
Douglas T. Brown	51	Director	2004
A. Paul Cox, Jr.	67	Director	2004
George C. Creel	71	Director	2004
Gilbert V. Levin	80	Chair and Executive Officer for Science	1967
M. Karen Levin	85	Director and VP of Corporate Communications	1968
Richard C. Levin	52	Director Nominee; CEO and President	—
TBD	—	Director Nominee	—
Robert J. Vander Zanden	59	Director	2004

Mr. Brown, Spherix Incorporated Board Member since 2004, is Senior Vice President and Manager of the Government Contracting and Corporate Banking Groups for Riggs Bank N.A., Washington, DC.  Mr. Brown has been with Riggs since 2001 and previously worked for Bank of America, N.A. and its predecessor banks for 16 years as a Loan Officer, as well as a manager of Loan Officers throughout the Mid-Atlantic and New England.  Subsequent to 1990, the majority of Mr. Brown’s customers were companies that provided services to the Federal Government and State governments.  Mr. Brown holds a B.A. degree in Political Science from American University and a graduate degree from The Stonier Graduate School of Banking at the University of Delaware.  He is not now, nor has he been for the past five years, a director of a public company other than Spherix.

Mr. Cox, Spherix Incorporated Board Member since 2004, brings both information technology and general corporate management experience to Spherix.  He holds a B.E.S. in Electrical Engineering and an M.S. in Management Science, both from The Johns Hopkins University.  Mr. Cox began his career designing special purpose digital computers for the Westinghouse Underseas Division, where he remained for seven years.  Advancing through technical assignments, he achieved increasing management responsibility in information systems, technical services and sales promotion, serving 13 years at IBM, 10 years at Data Systems Corporation as President and CEO, and then as Chairman and CEO of the Codema Corporation.  He was then recruited by Standard Register as its Vice President and General Manager.  Now Principal of his own Asset Protection Company, Mr. Cox has served on various educational, industrial, civic and charitable boards.  He is not now, nor has he been, a director of a public company, since his retirement as a Board Member of ATS Money Systems in 2000.

Mr. Creel, Spherix Incorporated Board Member since 2004,  received his Bachelor of Engineering degree in Mechanical Engineering from The Johns Hopkins University in Baltimore, Maryland, in 1955.  Except for a brief tour on active duty in the U.S. Army Corps of Engineers, he spent his full-time working career with the Baltimore Gas and Electric Company (BGE).  There, Mr. Creel rose from Junior Engineer to Chief Mechanical Engineer, to Executive Vice President and Acting Chief Operating Officer until his retirement from BGE in 1997.  His general management experience, including strategic planning and focusing on performance management, brings added strength to Spherix.  He is now Executive Consultant and Chair of the Board of Advisors for the University of Maryland Center for Quality and Productivity.  He specializes in leadership development, executive coaching, strategic planning, and performance management.  Mr. Creel serves on advisory boards for several engineering schools.  He is not now, nor has he been for the past five years, a director of a public company.

Dr. Levin founded Spherix Incorporated in 1967 and has been Chair, President and/or Chief Executive Officer since incorporation.  He currently serves as Chairman of the Board and Executive Officer for Science.  Dr. Levin previously served in the public health departments of Maryland, California, and the District of Columbia and, subsequently, as a research scientist and corporate official.  Among his inventions are low-caloric sweeteners; biological nutrient removal (BNR) for municipal wastewater, rapid detection and identification of microorganisms; and the Labeled Release life detection experiment that landed on Mars in 1976 aboard NASA’s Viking Mission.  He holds a Bachelor’s, Master’s, and a Ph.D., all from The Johns Hopkins University, where he also served on its Board of Trustees and presently serves on its National Advisory Councils for the Whiting School of Engineering and the Sheridan Libraries.  He is not now, nor has he ever been, a director of a public company other than Spherix.  He has not worked for any company other than Spherix for the past 38 years.

Mrs. Levin is Spherix Incorporated’s Vice President of Corporate Communications and is an original member of the Board of Directors.  Mrs. Levin leads Spherix’s public relations information efforts and coordinates proposals for government and commercial business development.  She served as Director of the Company’s Information Services Division for 25 years, while it grew into a major sector spawning the Government and Commercial Information Divisions.  Previously, Mrs. Levin was science and medical reporter and writer for the Washington Bureau of Newsweek magazine.  She also served as writer and public information consultant to the National Institute of Mental Health.  She joined the Company in 1968, a year after its founding.  Mrs. Levin holds a B.A. in English from Vassar College.  Mrs. Levin is the wife of Dr. Levin.  She has worked for no other company since 1968, nor has she been a director of any other public company.

Mr. Richard C. Levin joined the Company in 1991 as Business Manager.  Mr. Levin has progressed through various executive positions within the Company and served as the CFO and Vice President for Administration during 2002.  In February 2003, Mr. Levin was promoted to the position of Interim President of the InfoSpherix Division.  In September 2004, Mr. Levin was appointed Acting CEO and President, and, in February 2005 was elected CEO and President. Prior to joining Spherix, he was the General Manager of the Catalyst Research Division of the Mine Safety Appliances Company.  Mr. Levin holds a B.S. in business administration from the University of Baltimore and is a C.P.A. in the State of Maryland.  Mr. Levin is the nephew of Dr. and Mrs. Levin.  He is not now, nor has he been for the past five years, a director of a public company.

Dr. Vander Zanden, Spherix Incorporated Board Member since 2004, having served in two Vice President positions with Kraft Foods International, brings a long and distinguished career in technical and business aspects of the food science industry to Spherix.  Dr. Vander Zanden holds a Ph.D. in Food Science from Kansas State University, and an M.S. and B.S. in Chemistry, the latter from the University of Wisconsin – Platteville, where he was named a Distinguished Alum in 2002.  In his 30+-year career, he has been with ITT Baking Company as a Product Development Scientist; with Ralston Purina as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development; and with Grupo Gamesa, a Frito-Lay Company, as Vice President, Technology.  His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation.  Dr. Vander Zanden retired from Kraft Foods in 2004.  Currently, he is adjunct professor and lecturer in the Department of Food, Science, and Human Nutrition at Clemson University.  He is not now, nor has he been, for the past five years, a director of a public company other than Spherix.

ADD A PARAGRAPH ON THE NEW NOMINEE

On August 31, 2004, Thomas W. Gantt resigned as CEO and President of the Company and as a member of the Board of Directors of the Company.

Effective May 12, 2005, Lionel V. Baldwin will resign from the Board of Directors after 30 years of service.  ADD THE NEW NOMINEE has been selected by the Nominating Committee to replace Dr. Baldwin upon the recommendation of certain members of the Board of Directors.

The Board of Directors has determined that each of Messrs. Brown, Cox, Creel, Vander Zanden, and ADD THE NEW NOMINEE, constituting a majority of the Nominees, will be independent Directors within the meaning of the applicable NASD rules upon their election.

The by-laws provide that a Stockholder of the Company entitled to vote for the election of Directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 10 and not more than 30 days prior to the Annual Meeting.  Such notice shall include (i) the name and address of the Stockholder and of each person to be nominated, (ii) a representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such Meeting and intends to appear in person or by proxy at the Meeting to nominate each person specified, (iii) a description of all understandings between the Stockholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the Stockholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a Director of the Company if so elected.  The Chairman of the Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Each non-employee Director was paid an annual retainer of $2,000 and fees of $1,200 for each Meeting of the Board and each in-person Committee Meeting he or she attended that did not coincide with a Board Meeting.  In February 2005, each of the non-employee Directors was granted options for 2,500 shares of Common Stock, subject to forfeiture in the event the Stockholders do not approve the amendment and restatement of the 1997 stock option plan. Employee Directors are not paid for their services as Directors, nor do they receive options for their service as Directors.

No Director serves as a director of any other publicly-held company.  There is not and has not been for the previous two fiscal years any relationship between the Company and any company in which any Director has a 1% or greater interest.

Board of Directors and Committee Meetings in Board Year 2003-2004

The Company’s Board of Directors held four (4) regular Meetings from May 18, 2004, to February 17, 2005, three of which were attended by all members.  Mr. Creel was unable to attend the February 17, 2005 Meeting.  In addition, there were two (2) special Meetings, one of which was attended by all members, and the other of which was attended by all members except for Mr. Cox, who was out of the country.  The Board of Directors has five (5) Committees:  Audit, Compensation, Employee Benefits, Executive, and Nominating.  The Committees generally meet quarterly.

The Audit Committee members during this time period were Mr. Brown, Chair; Mr. Cox, and Mr. Creel.  The Committee has authority to review the financial records of the Company, deal with its independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of the Company’s business.  There were four (4) Audit Committee Meetings, three of which were attended by all members.  Mr. Creel was unable to attend the February 17, 2005 Meeting.  The Audit Committee Charter is available on the Company’s website at www.spherix.com.  Each of the Audit Committee members satisfy the independence requirements and other established criteria of the NASD and the Securities and Exchange Commission.  The Board of Directors believes that while the members of its Audit Committee have substantial financial and management experience and are fully qualified to carry out the functions of the Audit Committee, none of its members meets the requirements of an audit committee financial expert as defined in the Securities and Exchange Commission rules.

The Compensation Committee oversees the Company’s executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation.  Its members during this time period were Dr. Baldwin, Chair; Mr. Creel, and Dr. Vander Zanden.  There were three (3) Meetings, two of which were attended by all Committee Members.  Mr. Creel was unable to attend the February 17, 2005 Meeting.  The Compensation Committee Charter is available on the Company’s website at www.spherix.com.

The Employee Benefits Committee oversees the management of the Company’s Retirement Plan and all non-compensation fringe benefits.  Its members during this time period were Mr. Cox, Chair; and Mrs. Levin.  Two (2) Meetings were held and were attended by all Committee members.

The Executive Committee may act on behalf of the Board of Directors on matters requiring action in the interim between Meetings of the full Board.  Its members during this time period were Dr. Levin, Chair; and Dr. Baldwin.  No Meetings were held by this Committee.

The Nominating Committee recommends to the Board for adoption by the Board the proposed Board for election by the Stockholders.  Its members during this time period were Dr. Baldwin, Chair; Mr. Brown, and Dr. Vander Zanden, who held two (2) Meetings (NOTE-One meeting still to be held following the interviewing of potential candidates).  The Nominating Committee Charter is available on the Company’s website at www.spherix.com.  The Nominating Committee does not have any formal minimum qualifications for Director candidates.  The Nominating Committee identifies candidates by first evaluating the current members of the Board willing to continue in service.  Current members of the Board who are willing to continue in service are considered for re-nomination.  If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate.  Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, personal integrity and judgment, and possible conflicts of interest.  To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying Director candidates.  The Nominating Committee’s policy is to consider Director candidate recommendations from its Stockholders which are received no later than December 31 prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a Director.  Upon receipt of such a recommendation, the Nominating Committee will solicit appropriate information about the candidate in order to evaluate the candidate, including information that would need to be described in the Company’s Proxy Statement if the candidate were nominated.  Candidates recommended by Stockholders will be evaluated on the same basis as other candidates.

Any Stockholder may communicate in writing by mail at any time with the entire Board of Directors or any individual Director (addressed to “Board of Directors” or to a named Director), c/o Spherix Incorporated, 12051 Indian Creek Court, Beltsville, MD 20705.  All communications will be promptly relayed to the corporate Directors.  The Corporate Secretary will coordinate all response.

It is the policy of the Board of Directors that its members are encouraged to attend the Annual Meeting.  The 2004 Annual Meeting was attended by all Directors.

The Company has adopted a worldwide Code of Ethics which is available on the Company’s website at www.spherix.com.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth the shares of Common Stock beneficially owned by all Officers and Directors as a group as of March 14, 2005.  Except for Dr. Levin, Chair of the Board and Executive Officer for Science, and Mrs. Levin, Director and Vice President of Corporate Communications, no person is known by the Company to own beneficially more than 5% of the outstanding Common Stock.  The ownership of Dr. and Mrs. Levin is detailed below.

Beneficial Ownership of Common Stock by Officers and Directors

WE WILL FILL THIS IN AFTER 3/14/05

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership		Percent Of Class
Common	Gilbert V. Levin		(1) (2)

Common	M. Karen Levin		(2)

Common	Lionel V. Baldwin		(2)

Common	Richard C. Levin		(2)

Common	Roger A. Downs		(2)

Common	George C. Creel		(2)

Common	A. Paul Cox, Jr.		(2)

Common	Douglas T. Brown		(2)

Common	Zahra Nakhost		(2)

Common	Robert J. Vander Zanden		(2)

Common	All Officers and Directors as a Group		(2)

*                      Less than 1% of the outstanding shares of Common Stock of the Company.

(1)               Includes 1,600 shares held jointly with M. Karen Levin.

(2)               Included in the number of shares beneficially owned by G.V. Levin, M.K. Levin, L.V. Baldwin, R.C. Levin, R.A. Downs, G.C. Creel, A.P. Cox, D.T. Brown, Z. Nakhost, R.J. Vander Zanden, and All Officers and Directors as a Group are                               ,                               ,                               ,                               ,                               ,                               ,                               ,                               ,                               , and                                shares, respectively, which such persons have a right to acquire within 60 days pursuant to stock options.

As of March 14, 2005, Dr. Levin, Chair and Executive Officer for Science, and Mrs. Levin, Vice President of Corporate Communications, 3180 Harness Creek Road, Annapolis, Maryland, beneficially owned in the aggregate 2,740,881 shares of Common Stock (                      % of the                                                          outstanding shares (1)).  Dr. Levin and Mrs.

(1) Includes                                        shares which could be acquired pursuant to stock options or warrants within 60 days.

Levin are husband and wife.  As principal Stockholders of the Company, they are considered control persons with respect to the Company.

All Directors and Officers as a group, as beneficial owners of                                        shares of Common Stock, owned                       % of the                                                                           outstanding shares(1). With the exception of                                                            , the holder of record for certain brokerage firms and banks, no other person is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company.

In February 2001, the Board of Directors adopted the Rights Agreement (the “Agreement”).  The Agreement provides each Stockholder of record a dividend distribution of one “right” for each outstanding share of the Company’s Common Stock.  Rights become exercisable at the earlier of ten days following:  (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company’s Common Stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 10% or more of the outstanding Common Stock of the Company.  All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on December 31, 2010.  Each right entitles a Stockholder to acquire at a stated purchase price, 1/100 of a share of the Company’s preferred stock, which carries voting and dividend rights similar to one share of its Common Stock.  Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of the Company’s Common Stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the Common Stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement.  At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $0.001 per right.  The Board may also amend any provisions of the Agreement prior to exercise.

Executive Officers

Officers are elected annually by the Board of Directors.  The Executive Officers of the Company as of March 14, 2005, are listed in the following table.

Executive Officers as of March 14, 2005

Name	Age	Position
Roger A. Downs	58	Vice President of Operations, InfoSpherix Division
Gilbert V. Levin	80	Chair and Executive Officer for Science
M. Karen Levin	85	Director and VP of Corporate Communications
Richard C. Levin	52	Chief Executive Officer and President
Zahra Nakhost	56	VP, Sales and Marketing, BioSpherix Division

Dr. Levin’s, Mrs. Levin’s, and Mr. Levin’s professional experience are discussed above.

Mr. Roger A. Downs joined the Company in 1996 as Group Leader, Commercial InfoSpherix Division, and he currently serves as VP of Operations, InfoSpherix Division.  Mr. Downs previously served as Vice President of ReserveWorld, InfoSpherix Division, and as Director of Business Development and Director of the Commercial Information Services Division, where he grew a strong health-related pharmaceutical program for the Firm.  Prior to joining Spherix, he served as Senior Vice President-Quality Service at Standard Federal Savings Bank in Frederick, Maryland, Vice President-Sales at Dynatech Packet Technology in  Springfield, Virginia, and Senior Vice President-Retail Banking at Bankers Trust Company in Des Moines, Iowa.  Mr. Downs holds a M.P.A. from Drake University School of Public Administration in Des Moines, Iowa and a B.S. from Upper Iowa University in Fayette, Iowa.  He is not now, nor has he been for the past five years, a director of a public company.

Ms. Zahra Nakhost joined Spherix in June 2004 as VP of Sales and Marketing for the BioSpherix Division.  She previously worked for Spherix as a marketing consultant and is highly regarded as a sales developer in the sweetener and specialty ingredients industry.  Ms. Nakhost has over 25 years of experience in the industry, including working with global customers such as Dannon, Ocean Spray, Nabisco/Kraft, General Mills, and P&G.  She has successfully secured the business of multi-billion dollar companies such as Cadbury Schweppes/Dr. Pepper/7UP and has served as a sales key account manager for launches of global flagship brands for companies such as Pfizer, Adams, Dr. Pepper/7UP, and Nestle.  Before joining Spherix, Ms. Nakhost held positions as the Director of Flavor Sales at Frutarom US, Key Account Manager/North America at Nutrinova (a Division of Celanese AG), and Research Scientist at The Quaker Oats Company, where she managed projects from concept thru to the marketplace, developing and commercializing over 20 SKUs of nutritious, healthy products.  While at Nutrinova, her international sales accomplishments were recognized as the “most significant achievement at Nutrinova corporate-wise in 2000.”  Ms. Nakhost holds a M.S. in Food Science and Technology from MIT.  She is not now, nor has she been for the past five years, a director of a public company.

Executive Compensation Tables

Summary of Compensation in Last Three Fiscal Years

The following summary of compensation table sets forth the compensation paid by the Company during the three years ended December 31, 2004, to Executive Officers earning in excess of $100,000 during any year.

Summary of Compensation

					Long-Term Compensation
		Annual Compensation			Awards	Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($) (2)	No. of Securities Underlying Options (3)	All Other Compensation ($ )
Roger A. Downs	2004	144,525	—	7,200	—	3,826
Vice President,	2003	118,600	—	7,200	1,500	3,145
Operations	2002	124,800	—	7,200	—	3,921

Thomas W. Gantt	2004	236,391	—	5,100	—	5125
CEO and President	2003	65,625	—	2,100	114,000	—
(until 8/31/04)

Gilbert V. Levin	2004	122,325	—	7,200	—	4,538
Executive Officer	2003	221,800	—	7,200	100,000	4,538
for Science	2002	233,500	—	7,200	122,750	4,728

M. Karen Levin	2004	91,400	—	7,200	—	2,285
VP of Corporate	2003	91,400	—	7,200	61,000	2,335
Communications	2002	96,200	—	7,200	—	3,029

Richard C. Levin	2004	169,375	—	7,200	—	4,250
Acting CEO & President	2003	151,600	—	7,200	10,000	3,803
(effective 9/1/04)	2002	141,800	—	7,200	—	4,341
CFO and Vice President for Administration

Joseph Riemer	2004	149,128	—	—	30,000	—
VP and Director of R&D
BioSpherix Division

(1)               Bonuses are based on the financial performance of the Company and are awarded by the Board of Directors pursuant to an incentive compensation plan.

(2)               Includes compensation expense for automobile allowances.

(3)               Represents the number of options.

Option Grants in Last Fiscal Year

The following option grants table sets forth the total options granted by the Company during the year ended December 31, 2004, to the Executive Officers earning in excess of $100,000 during the year.

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price per Share ($)	Expiration Date
Joseph Riemer	30,000	50%	6.960	2/16/2009

Option Grants

The Spherix Incorporated 1997 Stock Option Plan (the “Plan”) was approved by the Company’s Stockholders on May 15, 1998.  The Plan provides for the grant of incentive stock options and non-qualified stock options to select employees of the Company.  The Plan provides for the issuance of up to 1,000,000 shares of Common Stock.  As of December 31, 2004, there were 647,800 outstanding options granted to individuals including the above-named Officers, including 315,828 that were exercisable as of such date.  As set forth below, the Stockholders are being asked to approve an amendment to the Plan at this Meeting.

Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

There were no options exercised during the year ended December 31, 2004.

Long-Term Incentive Plans - Awards in Last Fiscal Year

There were no long-term Incentive Plan awards during 2004.

Compensation Agreements

To ensure the availability of their services to the Company after their retirement, Dr. and Mrs. Levin each have entered into Consulting Agreements with the Company.  Mrs. Levin has agreed to provide the Company post-retirement consulting services of not less than two (2) days per year for three (3) years at a daily rate equal to 125% of her respective maximum average daily rate of salary adjusted in subsequent years for changes in the cost of living.  On March 23, 2004, the Board approved a Restated Consulting Agreement for Dr. Levin, which limits his post-retirement consultation to any Company requests that may be issued to him from time to time.  No minimum amount of consulting time is required.  For any consulting time so requested and provided, Dr. Levin will be compensated at the rate of $2,000 per day, subject to the Federal CIP, plus related expenses.  Mrs. Levin’s Consulting Agreement remains unchanged.

Dr. and Mrs. Levin and the Company have entered into supplementary executive retirement plan (SERP) agreements pursuant to which they will receive retirement compensation based on the difference between seventy and sixty percent (70% and 60%), respectively of their average annual total compensation, and their social security payments plus assumed returns from investment of their funded pension plans.  The supplementary executive retirement plan is unfunded.  No accruals for such were required in 2004.

On March 23, 2004, Dr. Levin’s Employment Agreement was amended and restated.  It provides lifetime payments of $12,500 each quarter following his full retirement from the Company.  This Restated Agreement supersedes and replaces all previous agreements, including the SERP mentioned above, concerning Spherix’s obligations for Dr. Levin’s retirement benefits.  Mrs. Levin’s SERP remains unchanged.

The Company has also agreed to fund long-term, continuous lifetime long-term care and healthcare policies for Dr. and Mrs. Levin for their many years of service.

Effective January 1, 1990, the Company established the Spherix Incorporated 401(k) Retirement Plan.  The Plan is a discretionary defined contribution plan and covers substantially all employees who have attained the age of 21, have completed six months of service, and have worked a minimum of 500 hours.  The Company matches an amount equal to 50% of the employees’ contribution, up to 5% of the employees’ eligible compensation.  No Spherix stock has been bought by this fund or issued to it by the Company in lieu of cash contributions.

On February 17, 2005, the Board of Directors approved the termination of Spherix’s Employee Stock Purchase Plan, effective as of July 1, 2005.

Equity Compensation Plan Information

The following table provides information about the Company’s Common Stock that may be issued upon the exercise of options and rights under all of the Company’s existing equity compensation plans as of December 31, 2004 (all of which have been approved by the Company’s Stockholders), as well as rights to acquire shares of the Company’s Common Stock granted to an unaffiliated investor pursuant to a warrant issued by the Company in connection with a private placement of securities and rights to acquire shares of Company Common Stock granted to the non-employee members of the Board of Directors of the Company.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) (#)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders	647,800	7.86	236,400
Equity compensation plans not approved by securities holders	Options(1):		N/A
	30,000	$7.10
	Warrants(2): 585,973
		$7.00
Total	1,263,773	$7.44	236,400

(1)               Consists of stock options issued to the Board of Directors.

(2)               Consists of warrant issued to an unaffiliated institutional investor in connection with a private placement of securities.

COMMITTEES

Committees are appointed annually by the Chair.

Report of the Compensation Committee

The following report of the Compensation Committee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graphs by reference therein.

The Company’s compensation program for Executives consists of five key elements:

•                  a base industry competitive salary;

•                  a car allowance;

•                  an annual review of the salary by the Board;

•                  a Company-performance-based annual bonus opportunity; and

•                  stock options based on individual performance.

The Compensation Committee believes that this multi-part approach serves the interests of the Company and its Stockholders.  It enables the Company to meet the requirements of the highly competitive environment in which the Company operates, while ensuring that Executive Officers are compensated in a way that advances both the short-term and long-term interests of Stockholders.  Under this approach, compensation for these Officers involves a high proportion of pay that is “at risk” – namely, the annual bonus and stock options.  The annual bonus is based on Company performance in meeting or exceeding its Annual Business Plan as determined by the Board.  Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company’s Stockholders.

Base Salary - Base salaries for the Company’s Executive Officers, as well as changes in such salaries, are determined annually, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the Officer and the length of the Officer’s service.

Annual Review – Executive Officers’ performances are reviewed annually by the Compensation Committee.

Annual Bonus – No annual bonuses for 2004 were paid to Executive Officers of the Company because the Committee determined that the 2004 targets had not been met.  The Board of Directors is considering revising its formal Incentive Compensation Plan to evaluate and award annual bonuses using a multiple-goal-based system.

Stock Options - The final component of the Company’s Executive compensation program is the grant of stock options.  The number of options granted is based on each Executive’s individual performance, level of responsibility, and the Company’s performance.  The Compensation Committee recommends such awards to the Board for action.  Stock options are used as incentives to motivate the key managers of the Company’s operations as well as Company Executive Officers, and to induce the Executive to remain in the employment of the Company.  Accordingly, the Compensation Committee permits stock options to be exercisable with tenure requirement.

On August 31, 2004, Mr. Thomas W. Gantt resigned as CEO and President.  Pursuant to a separation agreement, Mr. Gantt was paid his full salary of $235,000 in 2004.  In September 2004, Mr. Richard C. Levin was appointed Acting CEO and President and was paid $170,000 in salary for 2004.  No bonuses or options were awarded to Mr. Levin for 2004 performance.  In February 2005, Mr. Levin was elected CEO and President at an annual salary of $187,000.

This report is submitted by the Compensation Committee of the Board of Directors:

Lionel V. Baldwin, Chair

George C. Creel

Robert J. Vander Zanden

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Spherix during the fiscal year ended December 31, 2004, consisted of Dr. Baldwin, Chair; Mr. Creel, and Dr. Vander Zanden.  None of these individuals has served as an Officer or employee of the Company nor is there any other relationship between any member of the Compensation Committee and the Company which is required to be disclosed under applicable proxy regulations.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

During fiscal 2004, in overseeing the preparation of the Company’s financial statements, the Audit Committee met with both management and the Company’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors.  The Committee’s review included receipt of written disclosures and letter from the outside auditors as well as a discussion with the outside auditors of matters required pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

With respect to the Company’s independent auditors, the Committee, among other things, discussed with the auditors matters relating to their independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee of the Board of Directors:

Douglas T. Brown, Chair

A. Paul Cox, Jr.

George C. Creel

Grant Thornton LLP Fees For Fiscal 2004

The following table sets forth the fees paid by the Company to Grant Thornton LLP for audit and other services provided for 2004 and 2003:

	2004	2003
Audit fees	$87,300	$81,300
Tax fees	$10,200	$9,500
Total	$97,500	$90,800

The Audit Committee considered whether the provision of services referenced above is compatible with maintaining Grant Thornton’s independence. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Performance Graph

The following graph assumes $100 was invested on December 31, 1999 in Spherix Common Stock, the S&P 500 Index and the S&P small cap 600.  It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 2004.

Cumulative Total Return

Based upon an initial investment of $100 on December 31, 1999 with dividends reinvested

TO COME FROM ROBERT

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Item 2 on the Proxy Card)

The Board of Directors has reappointed the firm of Grant Thornton LLP to be the Company’s independent accountants for the year 2005 and recommends that Stockholders vote “FOR” ratification of that appointment.  The Company is advised that no member of the firm of Grant Thornton LLP has any interest, financial or otherwise, direct or indirect, in the Company.  A representative from Grant Thornton LLP will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer questions.  If the Stockholders, by the affirmative vote of a majority of the shares of Common Stock represented at the Meeting, do not ratify the selection of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

PROPOSAL TO AMEND AND RESTATE THE 1997 STOCK OPTION PLAN

(Item 3 on the Proxy Card)

The Board of Directors recommends that the Stockholders approve an amendment and restatement of the Company’s 1997 Stock Option Plan (the “Plan”).  The proposed amended and restated Plan is attached hereto as Attachment A.

The Plan was initially adopted by the Board of Directors in late 1997 and ratified by the Stockholders in May, 1998.  The Plan was amended by the Board of Directors and the Stockholders in 2001 to increase the maximum number of shares of Common Stock issuable thereunder to 1,000,000 shares.

Proposal

The proposed amendment and restatement would effect three (3) principal changes to the Plan.  First, the Plan would authorize the issuance of stock-based awards to non-employee directors as well as to Company employees.  Second, the Plan would authorize the issuance of shares of stock (including but not limited to restricted stock) as well as stock options.  Third, the term of the Plan would be extended through December 31, 2010.  These proposed changes will be described in further detail in the following three paragraphs.

The Plan currently provides for the issuance of awards only to employees of the Company.  The proposed amendment and restatement of the Plan would also authorize the issuance of awards to non-employee members of the Board of Directors of the Company (“Directors”).  The Company has previously compensated its Directors, in part, with the issuance of stock options.  Applicable NASDAQ regulations now require shareholder approval of all equity-based compensation arrangements with the Directors.  Accordingly, the Company desires to amend its only Stockholder-approved plan to authorize the issuance of stock-based awards to the Directors.  It is expected that stock-based awards will likely be made to the Directors on an annual basis to supplement the cash compensation paid to Directors.  In February, 2005, the Board of Directors awarded 2,500 non-qualified stock options to each of Lionel V. Baldwin, Douglas T. Brown, A. Paul Cox, Jr., George C. Creel, and Robert J. Vander Zanden, subject to forfeiture in the event the Stockholders do not approve the amendment and restatement of the Plan.  In the event of such a forfeiture, the Board of Directors would revisit the cash compensation payable to the Directors.

The Plan currently only provides for the issuance of incentive stock options and non-qualified stock options.  The proposed amendment and restatement of the Plan would also authorize the issuance of shares of stock (including but not limited to restricted stock).  In part due to the impending requirement that stock options be expensed when granted, the Board of Directors has discussed the possibility of using grants of stock instead of grants of stock options.  The Board of Directors would like the Committee to have the flexibility to make such substitutions on a case by case basis.  Accordingly, the Board of Directors has included in the amended and restated Plan the authority to issue shares of stock.

The Plan currently terminates on December 31, 2007.  Since there are 236,400 shares remaining in the Plan for future issuance, and inasmuch as the Stockholders are being requested to approve an amended and restated Plan for the other purposes set forth above, the Board of Directors has proposed to extend the term of the Plan through December 31, 2010.

The amendment and restatement of the Plan must be approved by the holders of at least a majority of the outstanding shares of the Company’s common stock present, or represented by proxy, and entitled to vote at the annual meeting.  In the event Stockholder approval is not obtained, awards may continue to be made under the terms of the Plan as currently in effect.

The purposes of the Plan are to provide long-term incentives and rewards to relevant individuals, to assist the Company in attracting and retaining individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of the Company’s Stockholders by providing for the issuance of stock-based awards (“Awards”).  The following is a summary of the principal features of the Plan, as amended and restated.

Administration

The Plan is generally administered by the Compensation Committee.  The Compensation Committee has the power to determine the select employees of the Company to whom Awards shall be made (the “Select Employees”).  The Plan confirms that the Committee will generally grant Awards to Select Employees following achievement of pre-established performance goals and objectives, although some grants may be made for exemplary performance outside of any pre-established objectives.  The Board of Directors has the power to determine and administer Awards to the Directors.

Each Award under the Plan is made pursuant to a written agreement between the Company and the recipient of the Award (the “Agreement”).  In administering the Plan, the Compensation Committee/Board of Directors has the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine the terms and provisions of each Agreement.

The members of the Compensation Committee are indemnified by the Company against the reasonable expenses incurred by them, including attorneys’ fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Plan.

Subject to the terms, conditions and limitations of the Plan, the Compensation Committee/Board of Directors may modify, extend or renew outstanding Awards, or, if authorized by the Board of Directors, accept the surrender of outstanding Awards and authorize new Awards in substitution therefor, but may not substitute Awards with lower exercise prices than the surrendered Awards.  The Compensation Committee/Board of Directors may also modify any outstanding Agreement, provided that no modification may adversely affect the rights or obligations of the recipient without the consent of the recipient.

The Board may terminate, amend or modify the Plan from time to time in any respect without Stockholder approval, unless the particular amendment or modification requires Stockholder approval under the Internal Revenue Code of 1986, as amended (the “Code”), or the rules and regulations of the exchange or system on which the Common Stock is listed or reported or pursuant to any other applicable laws, rules or regulations.  Currently the Code and regulations governing ISOs (as herein defined) require Stockholder approval of any amendments which would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of securities which may be issued or (iii) materially modify the requirements as to eligibility for participation.

The Plan currently terminates on December 31, 2007, and will now expire on December 31, 2010 if the Plan amendment and restatement is approved, unless sooner terminated by the Board of Directors.

Eligibility

Employees of the Company and its subsidiaries who are deemed to be select employees by the Committee (“Select Employees”) or Directors selected by the Committee/Board are eligible for Awards under the Plan.  Select Employees include officers or other employees of the Company and its subsidiaries who, in the opinion of the Committee, contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries.  Unless specified below in the description of the particular Awards available under the Plan or in the Plan itself, the prices, expiration dates, consideration to be received by the Company, and other terms of each Agreement shall be determined by the Committee/Board.  Awards to the Directors are likely to be made on an annual basis to supplement cash compensation paid to the Directors.

Types of Awards

The Plan allows the award of stock options and shares of stock (including but not limited restricted stock).  Stock options granted under the Plan may be either incentive stock options qualifying under Section 422 of the Code (an “ISO”) or non-qualified stock options (a “NQSO”).

Stock Options

The Plan authorizes the grant of ISOs and NQSOs (collectively, “Options”).  The terms applicable to such Options will be determined by the Committee/Board, but an Option generally will not be exercisable after ten years from its grant.  All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs.  All other Option terms will be determined by the

Committee/Board in its sole discretion.  Options may be transferable to recipients’ family members if authorized by the Committee/Board.

Stock Awards

Shares of Common Stock may be issued pursuant to the provisions of the Plan.  Such issuances may be on an unrestricted or a restricted basis.  Restricted stock shall be subject to such terms and conditions as the Committee/Board determines, including without limitation, restrictions on the sale or the disposition of the stock and the possible forfeiture of such stock upon failure to meet certain requirements.

Shares Subject to the Plan

Up to 1,000,000 shares of Common Stock may be issued under the Plan.  Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan.  If any Award granted terminates, expires or lapses for any reason other than as a result of being exercised, Common Stock subject to such Award will be available for further Awards to participants.

In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee/Board may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

As of the date of this proxy statement, 236,400 (NOTE:  we will need to check this number before actual issuance) shares of Common Stock remain issuable under the Plan.

Change in Control

In order to maintain all the participants’ rights in the event of a change in control of the Company (that term being defined under the Plan), the Committee/Board, as constituted before such change in control, in its sole discretion, may, as to any outstanding Award either at the time an Award is made or any time thereafter, take any one or more of the following actions:  (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee/Board; (ii) provide for the purchase or settlement of any Award by the Company, upon the participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee/Board deems appropriate to reflect such change in control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

Certain Federal Income Tax Consequences

Incentive Stock Options.  An optionee generally will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO.  Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below.

To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 the Options will be treated as Options which are not ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of NQSO, as described below.

Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss.  If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise.  If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise over the exercise price.  Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss.  If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the Company will be entitled to a deduction of the same amount.

The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of “tax preference” for purposes of determining alternative minimum taxable income.

Non-qualified Options.   A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO.  The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture.

In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

Stock Awards.   Participants who receive unrestricted shares of Common Stock will generally recognize taxable income equal to the then fair market value for the Common Stock and the Company will generally be entitled to a corresponding deduction.  Participants who receive shares of restricted stock will generally not recognize taxable income until expiration of the restricted period and the satisfaction of any other conditions applicable to the restricted stock.  At that time, the participants will generally recognize taxable income equal to the then fair market value of Common Stock and the Company will generally then be entitled to a corresponding deduction.  However, under Section 83(b) of the Code, the participant may elect to recognize ordinary income as of the date of grant and the Company would then be entitled to a corresponding deduction at that time.

Section 162(m).  Compensation of persons who are named executive officers of the Company is subject to the tax deduction limits of Section 162(m) of the Code.  Stock options and stock awards that qualify as “performance-based compensation” are exempt from Section 162(m), thus allowing the Company the full tax deduction otherwise permitted for such compensation.  If approved by the Company’s shareholders, the Plan will enable the Committee/Board to grant stock options and stock awards that will be exempt from the deduction limits of Section 162(m).

General.  The rules governing the tax treatment of Awards that may be granted under the Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

Vote Required

The affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify and approve the amendment and restatement of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1997 STOCK OPTION PLAN

PROPOSAL TO ESTABLISH A WHOLLY-OWNED SUBSIDIARY FOR INFOSPHERIX

(Item 4 on the Proxy Card)

Introduction

The Board of Directors has approved a plan to transfer the Company’s InfoSpherix division to a wholly-owned subsidiary corporation (the “Subsidiary”) to be formed for that purpose.  The Board of Directors has determined to submit this proposal to the Stockholders for approval.

The Company operates via two (2) principal segments, InfoSpherix and BioSpherix.  InfoSpherix provides contact center information and reservations services for government and industry.  InfoSpherix has developed a niche in providing campground and other reservation services via its ReserveWorld business line.  InfoSpherix generates substantially all of the Company’s continuing revenue.  A substantial majority of the Company’s employees are employees of InfoSpherix.  BioSpherix develops proprietary products for commercial applications.

Purpose

The Board of Directors has determined that there are substantial potential advantages to incorporating InfoSpherix and operating it as a subsidiary corporation.  One of the principal advantages is that this will allow InfoSpherix to more easily market itself as an entity apart from BioSpherix.  For example, this will permit InfoSpherix to prepare stand-alone financial statements, unencumbered by the BioSpherix division.  Potential customers of InfoSpherix often ask for such financial statements to demonstrate financial capability to perform the desired services.  To date, such customers have accessed the Company’s financial statements in which the losses incurred by BioSpherix adversely affect the image of the Company.  As a result, the Company believes that its marketing for new business has been negatively affected.

In addition, it is believed that organization of the Subsidiary may more easily facilitate bank or other financing of InfoSpherix.  Lenders may be more willing to lend/invest in and to a separate corporate InfoSpherix than to the Company which currently includes both InfoSpherix and BioSpherix.  Lenders are often more willing to fund businesses with predictable revenue streams rather than research and development activities.

It is further believed that relationships with customers, lenders and others may be easier to maintain and manage when InfoSpherix has a single line of business, as opposed to the current dual nature of the Company’s business.  InfoSpherix and BioSpherix business lines have radically different business risks, operating margins, business cycles, etc.  The confusion this sometimes creates with outside third parties has negatively impacted the Company.  Segregating InfoSpherix into a separate corporation with one business, so that InfoSpherix will have a single, more coherent message,  should allow InfoSpherix management to better manage and maintain these relationships, all of which should benefit the Company and the Stockholders.

The Company’s Board of Directors and management also believe that BioSpherix, remaining within the Company, will better be able to pursue its development of new products by virtue of devoting its total focus to those efforts.

Finally, the Board of Directors and management hope and expect that the organization of the Subsidiary may increase the likelihood that each of InfoSpherix and BioSpherix will be able to raise all necessary funds for future operations.

Proposed Incorporation

Accordingly, the Board of Directors has approved a plan to transfer substantially all of the assets of InfoSpherix, subject to substantially all of its liabilities, to the Subsidiary.  A summary of the assets and liabilities to be transferred to the Subsidiary is attached hereto as Attachment B.  As noted thereon, $1 million of Company cash will be transferred to the Subsidiary.  The balance of the Company’s cash (estimated to be approximately $3 million) will remain in the Company to support administrative services and to fund the BioSpherix Division.  These figures are based on the Company’s preliminary December 31, 2004, Balance Sheet and will be adjusted accordingly.

InfoSpherix employees will become employees of the Subsidiary.  The Subsidiary will have its own Board of Directors, although initially the Subsidiary will have the same Board of Directors as the Company.  Similarly, it is anticipated that management of the Subsidiary will include members of the Company’s current InfoSpherix management team.  The Subsidiary’s charter and by-laws will be in the form attached hereto on Attachments C and D.

Following the incorporation, the Company will continue to provide administrative services and will continue to operate the BioSpherix division.  Administrative services will include those services necessary for the Company to operate as a public company.

In order to effectively complete the organization of the Subsidiary, the Company must obtain certain third-party consents for the assignment of certain contract rights by the Company to InfoSpherix.  It is currently expected that such consents will be obtained shortly following the annual meeting of the Stockholders.  The transfer of the net assets to the Subsidiary will be effected following the receipt of such consents and Stockholder approval.

Altered Relationship

The proposed organization of the Subsidiary will alter the relationship of the Stockholders with InfoSpherix.  The following paragraphs describe some of the principal changes of such relationship.

Following the organization of the Subsidiary, the Stockholders will continue to own all of the stock of the Company and  the Company will be the sole stockholder of the Subsidiary.  This may affect the manner of approval of certain future transactions.  For example,  a transaction regarding InfoSpherix that currently would require the consent of the Stockholders (e.g., a sale of  substantially all of the InfoSpherix assets to a third party), may no longer require such consent following the organization of the Subsidiary.  In certain circumstances, such a transaction could be approved by the Subsidiary’s Board of Directors and the Company’s Board of Directors acting on behalf of the Company as stockholder of the Subsidiary.

Similarly, the organization of the Subsidiary may affect the Stockholders’ ability to directly influence the management of InfoSpherix.  At present, the Stockholders elect the Board of Directors of the Company, which in turn elects and oversees the management of InfoSpherix.  Following the formation of the Subsidiary, there will be another layer between the Stockholders and management of InfoSpherix.  The Stockholders will continue to elect the Company’s Board of Directors who will now elect the Board of Directors of the Subsidiary, which will in turn elect and oversee InfoSpherix management.   While the Stockholders will still have authority since they elect the Board of Directors of the Company, the Stockholders will not have direct input into the composition of the Board of Directors of the Subsidiary.

The Company could also decide to sell equity interests in the Subsidiary.  This would result in the Company owning less than one hundred percent (100%) of the issued and outstanding stock of the Subsidiary and could be effected without approval of the Stockholders.

The proposed incorporation of InfoSpherix could also ultimately lead to a spin-off of InfoSpherix.  At some future time, the Board of Directors could declare a dividend to the Stockholders of the stock of InfoSpherix such that the Stockholders would then own shares of capital stock of each of the Company and InfoSpherix.

At present, the Board of Directors is not contemplating any sale of the InfoSpherix assets, any sale of an equity interest in the Subsidiary, or a spin-off.

While the formation of the Subsidiary will or could have the above-described effects, the Board of Directors believes that the organization of the Subsidiary should result ultimately in increased value for InfoSpherix and for the Company’s Stockholders.

Corporate Names

The Board of Directors has determined that the Subsidiary should be named “InfoSpherix Incorporated.”  The Company name will remain “Spherix Incorporated” and the Company will retain its NASDAQ ticker symbol of “SPEX”.

Required Vote

The formation of the Subsidiary must be approved by the holders of at least a majority of the outstanding shares of the Company’s common stock entitled to vote at the annual meeting.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the plan to organize the Subsidiary.

OTHER BUSINESS

(Item 5 on the Proxy Card)

As of the date of this statement, the management of Spherix Incorporated has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above.  As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS

Stockholders intending to present a proposal at the 2006 Annual Meeting of Stockholders must submit such proposals to the Company at 12051 Indian Creek Court, Beltsville, MD 20705, no later than December 11, 2005.  The Company’s by-laws provide that any Stockholder wishing to nominate a Director must do so in writing delivered to the Company at least ten (10) days and not more than thirty (30) days prior to the Annual Meeting.  For further details, please see the discussion under Item One hereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Katherine M. Brailer, Corporate Secretary

ATTACHMENT A

AMENDED AND RESTATED
1997 STOCK OPTION PLAN

ARTICLE 1

Establishment, Purpose and Duration

1.1           Establishment of the Plan.  Spherix Incorporated hereby establishes a stock plan to be known as the “Amended and Restated 1997 Stock Option Plan”, as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein.  The Plan was initially adopted by the Board of Directors on November 17, 1997, and was subsequently approved by the Stockholders of the Company in accordance with applicable law.  In 2001, the Plan was amended by action of the Board of Directors and the Stockholders to increase the maximum number of shares issuable under the Plan.  On February 17, 2005, the Board of Directors amended and restated the Plan, subject to approval by the Stockholders.  Awards may be granted prior to Stockholder approval of the Plan, subject to the approval of the Plan by the Stockholders.

1.2           Purpose of the Plan.  The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Select Employees and Directors that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in Stockholder value.  The Plan is designed to provide flexibility to the Company in its ability to motivate, attract and retain the services of Select Employees and Directors upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent.

1.3           Duration of the Plan.  The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 10 hereof, until December 31, 2010 (the “Term”), at which time it shall terminate, except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

ARTICLE 2

Definitions

2.1           Definitions.  Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)           “Agreement” means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

(c)           “Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-Qualified Stock Options or Stock (including but not limited to Restricted Stock).

(d)           “Award Date” or “Grant Date” means the date on which an Award is made by the Committee under this Plan.

(e)           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

(f)            “Board” or “Board of Directors” means the Board of Directors of the Company.

(g)           “Change in Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

(1)                                  the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Shares or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”).  Notwithstanding the foregoing, the following acquisitions shall not constitute a Change in Control:  (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by, or benefit distribution from, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition pursuant to any compensatory stock option or stock purchase plan for employees or Directors, (E) any acquisition or ownership by Gilbert V. Levin or Karen M. Levin, or (F) any acquisition pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B), and (C) of Subsection (3) of this Section 2.1(g) are satisfied; or

(2)                                  Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board (with his predecessor thereafter ceasing to be a member); o

(3)                                  Approval by the Stockholders of the Company of the reorganization, merger, or consolidation of the Company unless, following such reorganization, merger, or consolidation, (A) more than 60% of the then outstanding Shares and the then outstanding voting securities of the resulting corporation is then beneficially owned by all or substantially all of the beneficial owners, respectively, of the Stock and Outstanding Voting Securities immediately prior to such reorganization, merger, or consolidation, (B) no Person (excluding (I) the Company, (II) any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, or consolidation, and (III) any Person beneficially owning, immediately prior to such reorganization, merger, or consolidation, 20% or more of the Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the resulting corporation, and (C) at least a majority of the members of the board of directors of the resulting corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, or consolidation; or

(4)                                  Approval by the Stockholders of the Company of (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or other disposition, (I) more than 60% of the outstanding shares of common stock and the then outstanding voting securities of such corporation is beneficially owned by all or substantially all of the beneficial owners, respectively, of the Stock and Outstanding Voting Securities immediately prior to such sale or disposition; (II) no Person (excluding (x) the Company, (y) any employee benefit plan (or related trust) of the Company or such corporation, and (z) any Person beneficially owning, immediately prior to such sale or other disposition, 20% or more of the Stock or Outstanding Voting Securities, as the case may be) beneficially owns 20% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of such corporation, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of the assets of the corporation.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(i)            “Committee” means the Compensation Committee of the Board as long as such Compensation Committee is composed solely of at least two (2) non-employee directors; in the event the Compensation Committee does not have the above-described composition, Board of Directors shall select a separate stock option committee which shall be composed solely of at least two (2) non-employee directors and such stock option committee shall constitute the “committee” hereunder.

(j)            “Company” means Spherix Incorporated, or any successor thereto as provided in Article 12 herein.

(k)           “Director” means a non-employee member of the Board of Directors.

(l)            “Fair Market Value” of a Share means the closing sales price of the Stock on the relevant date if it is a trading date, or if not, on the most recent date on which the Stock was traded prior to such date, as reported by NASDAQ, or if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(m)          “Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

(n)           “Non-Qualified Stock Option” or “NQSO” means an option to purchase Stock, granted under Article 6 herein, which is not an Incentive Stock Option.

(o)           “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(p)           “Participant” means a Select Employee or Director who receives an Award under the Plan.

(q)           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

(r)            “Plan” means the 1997 Amended and Restated Stock Option Plan, as described herein and as hereafter from time to time amended.

(s)           “Restricted Stock” means shares of Stock, or rights to receive such Stock upon certain conditions, issued subject to such restrictions as established by the Committee as authorized by the provisions of Article 7 hereof.

(t)            “Select Employee” means an officer or other employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(u)           “Stock” or “Shares” means the Common Stock of the Company.

(v)           “Subsidiary” shall mean a corporation at least 50% of the total combined voting power of all classes of capital stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

ARTICLE 3

Administration

3.1           The Committee.  Subject to the Board’s right to retain administration of the Plan, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.  The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee.  In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers:  (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.  Notwithstanding the foregoing and any other provision of the Plan, all Awards to Directors shall be made and administered by the Board of Directors.

3.2           Delegation of Certain Duties.  The Committee may in its sole discretion delegate all or part of its duties and obligations to designated officer(s) to administer the Plan with respect to Awards.

3.3           Selection of Select Employees.  The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Select Employees as may be selected by it.  Each Award shall be evidenced by an Agreement.  Awards will generally be granted following the achievement by Select Employees of pre-established performance objectives although some Awards may be granted for exemplary performance outside of any pre-established objectives.

3.4           Decisions Binding.  All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.5           Indemnification.  In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

ARTICLE 4

Stock Subject to the Plan

4.1.          Number of Shares.  Subject to adjustment as provided in Section 4.4 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 1,000,000.  Except as provided in Sections 4.2 and 4.3 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2           Lapsed Awards or Forfeited Shares.  If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3           Delivery of Shares as Payment.  In the event a Participant pays the Option price for Shares pursuant to the exercise of an Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Option.

4.4           Capital Adjustments.  The number and class of Shares subject to each outstanding Award, the Option price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

ARTICLE 5

Eligibility

Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Select Employees, as well as all Directors.

ARTICLE 6

Stock Options

6.1           Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Select Employees or Directors at any time and from time to time as shall be determined by the Committee/Board.  The Committee/Board shall have complete discretion in determining the number of Shares subject to Options granted to each Select Employee or Directors; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Select Employee may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422 of the Code and rules and regulations thereunder.

6.2           Option Agreement.  Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee/Board shall determine.  The Agreement shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a Non-Qualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.3           Option Price.  The exercise price per share of Stock covered by an Option shall be determined by the Committee/Board subject to the following limitations.  The Option price shall not be less than 50% of the Fair Market Value of such Stock on the Grant Date; provided, however, that the Option price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date for all Incentive Stock Options.  In addition, an ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option price which is at least equal to 110% of the Fair Market Value of the Stock.

6.4           Duration of Options.  Each Option shall expire at such time as the Committee/Board shall determine at the time of grant; provided, however, that (i) no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date and (ii) no ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall be exercisable later than the fifth (5th) anniversary date of its Award Date.

6.5           Exercisability.  Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee/Board shall determine, which need not be the same for all Select Employees or Directors.

6.6           Method of Exercise.  An Option shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee/Board setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares which shall be deemed to include arrangements approved by the Committee/Board for the delivery to the Company of the proceeds of a sale or margin loan in the case of a “cashless” exercise.  The Option price shall be payable to the Company in full either in cash (including the proceeds of a cashless exercise in the Committee’s/Board’s discretion), by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee’s/Board’s discretion) or by a combination of the foregoing.  As soon as practicable after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name.  No Participant who is awarded Options shall have rights as a stockholder until the date of exercise of the Options.

6.7           Restrictions on Stock Transferability.  The Committee/Board shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable.

6.8           Transferability of Options.  The Committee/Board may, in its discretion, authorize all or a portion of the Options to be granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) other persons or entities permitted by the Committee/Board; provided that (x) the agreement pursuant to which such Options are transferred must be approved by the Committee/Board, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred Options shall be prohibited except those occasioned by will or the laws of descent and distribution.  Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  The events of termination of employment shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified herein.

ARTICLE 7

Stock/Restricted Stock

7.1           Awards.  The Committee/Board may issue Stock (including but not limited to Restricted Stock) to Participants at any time, with or without payment therefore, as additional compensation, or in lieu of other compensation, for their services to the Company and/or any Affiliate.  Restricted Stock shall be subject to such terms and conditions as the Committee/Board determines appropriate, including, without limitation, restrictions on the sale or other disposition of the Stock and rights of the Company to reacquire such Restricted Stock upon termination of the Participant’s employment or service within specified periods, all as prescribed by the Committee/Board.

7.2           Other Restrictions.  Without limitation, the Committee/Board may provide that Restricted Stock shall be subject to forfeiture if the Company or the Participant fails to achieve certain performance goals established by the Committee/Board over a designated period of time.  In the event the minimum goal established by the Committee/Board is not achieved at the conclusion of a period, all shares of Restricted Stock shall be forfeited.  In the event the maximum goal is achieved, no shares of Restricted Stock shall be forfeited.  Partial achievement of the maximum goal may result in forfeiture corresponding to the degree of non-achievement to the extent specified in writing by the Committee/Board when the Award is made.  The Committee/Board shall certify in writing as to the degree of achievement after completion of the performance period.

7.3           Registration.  Any Restricted Stock granted under the Plan to a Participant may be evidenced in such manner as the Committee/Board may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee/Board) referring to the terms, conditions and restrictions applicable to such Restricted Stock.

7.4           Other Rights.  Unless otherwise determined by the Committee/Board, during the period of restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares and shall be entitled to receive all dividends and other distributions paid or made with respect to those shares while they are so held;  provided, however, that the Committee/Board may provide in any grant of Restricted Stock that payment of dividends thereon may be deferred until termination of the period of restriction and may be made subject to the same restrictions regarding forfeiture as apply to such shares of Restricted Stock.  If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

7.5           Forfeiture. Except as otherwise determined by the Committee/Board, upon termination of employment or service of a Participant with the Company (as determined under criteria established by the Committee/Board) for any reason during the applicable period of restriction, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company.

ARTICLE 8

Change in Control

The Committee/Board, as constituted before a Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions with respect to a Change in Control:  (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee/Board; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee/Board deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.

ARTICLE 9

Modification, Extension and Renewals of Awards

Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefore, and the substituted Awards may specify a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan; provided, however, that the substituted Awards may not specify a lower exercise price than the surrendered Awards.  The Committee may also modify the terms of any outstanding Agreement.  Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

ARTICLE 10

Amendment, Modification and Termination of the Plan

10.1         Amendment, Modification and Termination.  At any time and from time to time, the Board may terminate, amend, or modify the Plan.  Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, by NASDAQ or any other exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

10.2         Awards Previously Granted.  No termination, amendment or modification of the Plan other than pursuant to Section 4.4 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE 11

Withholding

11.1         Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

11.2         Stock Withholding.  With respect to withholding required upon the exercise of Non-Qualified Stock Options or the Award of Stock, or upon the occurrence of any other similar taxable event, participants may elect, subject to the approval of the Committee/Board, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld.  The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.  All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee/Board in advance of the day that the transaction becomes taxable.

ARTICLE 12

Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13

General

13.1         Requirements of Law.  The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

13.2         Effect of Plan.  The establishment of the Plan shall not confer upon any Select Employee or Director any legal or equitable right against the Company, a Subsidiary, or the Committee, except as expressly provided in the Plan.  The Plan does not constitute an inducement or consideration for the employment of any Select Employee or the engagement of any Director, nor is it a contract between the Company or any of its Subsidiaries and any Select Employee or any Director.  Participation in the Plan shall not give any Select Employee or Director any right to be retained/engaged in the service of the Company or any of its Subsidiaries.

13.3         Creditors.  The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

13.4         Governing Law.  The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422 of the Code.

13.5         Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Approved by the Spherix Board of Directors on February 17, 2005.

Gilbert V. Levin, Chair

Lionel V. Baldwin, Chair, Compensation Committee

ATTEST:

(SEAL)
Katherine M. Brailer, Secretary

ATTACHMENT B

SPHERIX

Proforma Balance Sheet
As of December 31, 2004

Cash
Restricted investments
Trade accounts receivable
Other accounts receivable
Prepaid expenses and other assets
Property and equipment
Patents and trade marks
Investment in InfoSpherix

Line of credit
Accounts Payable
Accrued
Capital Lease
Def Revenue
Def Comp
Def Rent
Common Stock
PIC
Treasury
Retained earnings

ATTACHMENT C

CERTIFICATE OF INCORPORATION
OF
INFOSPHERIX INCORPORATED

THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I

The name of the Corporation is InfoSpherix Incorporated.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware  19801.  The registered agent at such address is Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The total number of shares of stock that the Corporation shall have authority to issue is 3,000 shares of common stock, without par value.

ARTICLE V

A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.  Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VI

The incorporator of the Corporation is James. E. Baker, Jr., whose mailing address is 120 E. Baltimore Street, Baltimore, Maryland 21202.

IN WITNESS WHEREOF, I have hereunto set my hand this                   day of                                   , 2005.

James E. Baker, Jr.

ATTACHMENT D

BY-LAWS
OF
INFOSPHERIX INCORPORATED

ARTICLE I

Stockholders

Section 1.1.  Annual Meetings.  An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.

Section 1.2.  Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors that has been duly designated by the Board of Directors, and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum.  At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum.  In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these by-laws until a quorum shall attend.  Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization.  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7.  Voting; Proxies.  Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one (1) vote for each share of stock held by him that has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation.  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.  At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect.  All other elections and questions shall, unless otherwise provided by law or by the certificate of incorporation or these by-laws, be decided by the vote of the holders of a majority of the shares of stock entitled to vote thereon present in person or represented by proxy at such meeting.

Section 1.8.  Fixing Date for Determination of Stockholders of Record.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty (60) or less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action.  If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which any signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9.  List of Stockholders Entitled to Vote.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.  Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 1.10.  Action by Consent of Stockholders.  Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

Board of Directors

Section 2.1.  Number; Qualifications.  The business and affairs of the corporation shall be managed by the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation.  The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by the vote of the holders of a majority of the outstanding shares of the corporation’s stock at any annual meeting of stockholders or at a special meeting of stockholders called for that purpose.  Directors need not be stockholders.

Section 2.2.  Election; Resignation; Removal; Vacancies.  At each annual meeting of stockholders, the stockholders shall elect directors, each of whom shall hold office for a term of one (1) year or until his successor is elected and qualified.  Any director may be removed at any time, with or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of the Corporation’s stock at any annual meeting of stockholders or at a special meeting of stockholders called for that purpose.  Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by a plurality of the votes of the stockholders cast at such meeting.  If the stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled by the remaining members of the Board of Directors in the manner hereinafter provided in this Section 2.2.  Any director may resign at any time upon notice to the corporation.  Any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining members of the Board of Directors, provided that such majority is a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.

Section 2.3.  Regular Meetings.  Regular meetings of the Board of Directors may be held at such places, within or without the State of Delaware, and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

Section 2.4.  Special Meetings.  Special meetings of the Board of Directors may be held at any time or place, within or without the State of Delaware, whenever called by the President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of any special meeting of the Board of Directors shall be given in advance of such meeting by the person or persons calling such meeting in writing or by telegram, facsimile transmission, electronic mail transmission or telephone (including notice provided to a voice mail message system or a telephone answering service), and any such notice shall be considered received by the director to whom addressed when deposited in the mail, if so deposited not less than 48 hours before such special meeting, or when otherwise sent or transmitted, if so sent or transmitted not less than two (2) hours before such special meeting, to such director at the last mailing address, facsimile number, electronic mail address or telephone number, as the case may be, provided by such director to the Corporation, whether or not such notice is actually received by such director prior to such special meeting.

Section 2.5.  Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors a majority of the whole Board shall constitute a quorum for the transaction of business.  Except in cases in which the certificate of incorporation or these by-laws otherwise provide, the affirmative vote of not less than a majority of the whole Board shall be required to constitute the act of the Board of Directors.

Section 2.7.  Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8.  Action by Consent.  Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

ARTICLE III

Committees

Section 3.1.  Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Except as otherwise provided in the Board of Directors resolution designating a committee, in the absence or disqualification of a member of such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of the State of Delaware, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending these by-laws; and unless the resolution or the certificate of incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of the State of Delaware.

Section 3.2.  Committee Rules.  Unless the Board of Directors otherwise provides, and subject to any requirement or restriction contained in the Board of Directors resolution designating a committee, each committee designated by the Board may make, alter and repeal rules for the conduct of its business.  In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

Officers

Section 4.1.  Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies.  The Board of Directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members.  The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers and such other officers as it deems advisable.  Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal.  Any officer may resign at any time upon written notice to the corporation.  The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation.  Any number of offices may be held by the same person.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 4.2.  Powers and Duties of Executive Officers.  The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.  The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

ARTICLE V

Stock

Section 5.1.  Certificates.  Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the

corporation, certifying the number of shares owned by him in the corporation.  Any of or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 5.2.  Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification

Section 6.1.  Right to Indemnification.  The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person.  The corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the corporation.

Section 6.2.  Prepayment of Expenses.  The corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in his capacity as a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

Section 6.3.  Claims.  If a claim for indemnification or payment of expenses under this Article is not paid in full within ninety (90) days after a written claim therefore has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 6.4.  Non-Exclusivity of Rights.  The rights conferred on any person by this Article VI shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5.  Other Indemnification.  The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6.  Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII

Miscellaneous

Section 7.1.  Fiscal Year.  The fiscal year of the corporation shall be such fiscal year as may from time to time be designated by resolution of the Board of Directors.

Section 7.2.  Seal.  The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3.  Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because such meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 7.4.  Interested Directors; Quorum.  No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation’s directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:  (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 7.5.  Form of Records.  Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.  The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 7.6.  Dividends.  Subject to all requirements of the General Corporation Law of the State of Delaware and the certificate of incorporation, dividends upon the outstanding shares of the corporation’s stock may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and any such dividend may be paid in cash, other property or shares of the corporation’s stock.  A member of the Board of Directors, or a member of any committee designated by resolution passed by a majority of the whole Board and expressly authorized by such resolution to declare and pay a dividend, shall be fully protected in relying in good faith upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of its officers or employees, or by any committees of the Board of Directors, or by any other person as to matters the director or member of such committee reasonably believes are within such person’s professional or expert confidence and who has been selected with reasonable care by or on behalf of the corporation, as to the value and amount of the assets, liabilities and/or net profits of the corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

Section 7.7.  Amendment of By-Laws.  These by-laws may be altered or repealed, and new by-laws made, by the affirmative vote of all of the directors, but the stockholders may make additional by-laws and may alter and repeal any by-laws whether adopted by them or otherwise.